                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             LIFEWAY FOODS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                              LIFEWAY FOODS, INC.
                      7625 North Austin Avenue, Suite 1100
                            Skokie, Illinois  60077

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 1996

TO OUR STOCKHOLDERS:

         You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, June 15, 1996, at 11:00 a.m., local time (the "Meeting"), to consider and act upon the following:

         1. To elect four Directors to serve until the next meeting and until their successors are duly elected and qualified;

         2. To ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for the next fiscal year.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of Common Stock of record at the close of business on May 13, 1996, will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

         WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ MICHAEL SMOLYANSKY
                                              MICHAEL SMOLYANSKY
                                              Chairman of the Board
Skokie, Illinois
May 24, 1996



                             YOUR VOTE IS IMPORTANT

         WHETHER YOU OWN A FEW OR MANY SHARES OF STOCK AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPLTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

                              LIFEWAY FOODS, INC.

                                PROXY STATEMENT

                                                                    May 24, 1996

                               PROCEDURAL MATTERS

         THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 11:00 A.M., CDT, ON SATURDAY, JUNE 15, 1996, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Stockholders of record of Common Stock of the Company at the close of business on May 13, 1996 (the "Record Date"), will be entitled to notice of and to vote at the meeting. The Annual Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the meeting and voting in person. Beneficial owners wishing to vote at the meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring to the meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

         This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning May 24, 1996. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, Directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has no plans to retain an outside firm to solicit proxies. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. Action may be taken on the business to be transacted at the meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

         A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the meeting or at any adjournment or adjournments thereof. Management intends to vote the 2,584,350 shares (68.4%) of Common Stock which it controls in favor of the proposals to: (i) elect four Directors to serve until the next Meeting and until their successors are duly elected and qualified; (ii) to ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for 1996; and (iii) to transact such other business as may properly come before the meeting or any adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

         Only holders of Common Stock, no par value per share, of record at the close of business on May 13, 1996 (the "Record Date"), will be entitled to vote at the meeting. As of the Record Date, 3,778,977 shares of Common Stock, the only class of voting securities of the Company, were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy does not provide for abstentions with respect to the election of Directors; however, a shareholder present at the meeting may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-KSB

         This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (the "Annual Report"). Stockholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials. CERTAIN OTHER INFORMATION IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE CONTACT LIFEWAY FOODS, INC., 7625 NORTH AUSTIN AVENUE, SKOKIE, ILLINOIS 60077, TELEPHONE (847) 967-1010, IF YOU WOULD LIKE TO REQUEST A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 1996, OR ADDITIONAL REPORTS.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

         Four Directors are to be elected at the meeting. The Directors will be elected at the meeting to serve until the next annual meeting of stockholders of the Company and until their successors shall be duly elected and shall qualify. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the four nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the meeting (which contingency is not now contemplated or foreseen by the Board), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees are currently serving as Directors of the Company. The names of the nominees and certain information with regard to each nominee follows:

Name                    Age        Position               Director Since
- --------------------------------------------------------------------------
Michael Smolyansky      48         CEO, CFO, President,
                                   Treasurer and Director      1986
Pol Sikar               47         Director                    1986
Rick D. Salm            45         Director                    1986
Renzo Bernardi          58         Director                    1994


NOMINEES FOR ELECTION AS DIRECTORS

         MICHAEL SMOLYANSKY has been Chief Executive Officer, Chief Financial Officer, President, Treasurer and a Director of the Company since its inception in February 1986. From 1976 to 1985, he was Project Engineer and Department Manager of E.J. Littell Machine Co., of Chicago, Illinois, where he had primary responsibility for design of material handling equipment. Mr. Smolyansky is a graduate of the Kiev Institute of Technology (M.S., Mechanical Engineering,
1971). Mr. Smolyansky devotes full time to the business of the Company. Mr. Smolyansky holds no other Directorships in any other company reporting under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         POL SIKAR has been a Director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 10 years he has been President and major stockholder of Still-Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other Directorships in any other company reporting under either Section 12(b), 12(g) or 15(d) of the Exchange Act.

         RICK D. SALM, a Director of the Company since its inception in February 1986, is first Vice-President of the First Commercial Bank of Chicago, Illinois. Mr. Salm joined First Commercial in 1982 and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other Directorships in any other company reporting under either Section 12(b), 12(g) or 15(d) of the Exchange Act.

         RENZO BERNARDI has been a Director of the Company since 1994 and has been a Director of the Company's subsidiary, Lifeway International, Inc. since its inception in 1992. Mr. Bernardi is the president and founder of Renzo & Sons, Inc. - Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 29 years of experience in the dairy distribution industry. Over the years, Mr. Bernardi has developed and implemented several innovative programs which have proven to reduce the costs of distribution and have resulted in the steady and continuous growth of Renzo & Sons, Inc. which he now shares with his two sons. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi will devote as much time as necessary to the business of the Company. Mr. Bernardi holds no other Directorships in any other company reporting under either Section 12(b), 12(g) or 15(d) of the Exchange Act.

BOARD MEETINGS AND COMMITTEES

         The Company has a standing Special Committee to administer its employee benefit plan (the "Plan") consisting of three members. The current members are Directors Smolyansky, Sikar and Salm. The Special Committee held two meetings during the last fiscal year. Its principal function is to, in its discretion, determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted.

         During 1995, the Company's Board of Directors held three meetings. The attendance at the meetings of the Board and the Special Committee of the Board was 90%. No Director attended fewer than 75% of the meetings of the Board and the Special Committee, if any, on which such Director served during the last fiscal year.

COMPENSATION OF DIRECTORS

         During the first three quarters of fiscal 1995, the Board of Directors participated in two meetings and were compensated at the rate of $250 per meeting. In August 1995, the Board of Directors voted to increase the compensation paid to its Directors from $250 to $500 for their meeting participation. The Board of Directors conducted one meeting in the last quarter of fiscal 1995 for which the Directors were each compensated $500.

EXECUTIVE COMPENSATION

         The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Mr. Michael Smolyansky, Chairman of the Board, CEO, CFO, President, Treasurer and Director of the Company, for all services rendered in all capacities to the registrant and its subsidiaries.
Mr. Smolyansky is the only person meeting the reporting requirements of Item 402 of Regulation S-B. No other executive officer of the Company's total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1995.

                           Summary Compensation Table

         The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 1995, 1994 and 1993, to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the fiscal year ended 1995.


                                                Annual Compensation
                                  ----------------------------------------------
         (a)               (b)            (c)             (d)           (e)
         Name              Year                                        Other
         and              Ended                                       Annual
      Principal          December       Salary           Bonus     Compensation
       Position             31            ($)             ($)           ($)
- --------------------------------------------------------------------------------
  Michael Smolyansky       1995        99,999.84       15,000.00        -0-
Chairman of the Board,     1994        81,333.00       15,000.00        -0-
 CEO, CFO, President,      1993        72,000.00       15,000.00        -0-
    and Treasurer

                                   Long Term Compensation
                           --------------------------------------
                                      Awards            Payouts
                           --------------------------------------
          (a)                    (f)          (g)         (h)         (i)
         Name                Restricted                               All
          and                   Stock       Shares       LTIP    Other Compen-
       Principal              Award(s)    Underlying    Payouts      sation
       Position                  ($)        Options       ($)         ($)
- --------------------------------------------------------------------------------
  Michael Smolyansky             -0-          -0-         -0-         -0-
Chairman of the Board,           -0-          -0-         -0-         -0-
 CEO, CFO, President,            -0-          -0-         -0-         -0-
     and Treasurer


                     Option/SAR Grants in Last Fiscal Year

         Mr. Smolyansky, the only person meeting the reporting requirements of
Item 402 of Regulation S-B, has not received any individual grants of stock options during fiscal 1995 or stock appreciation rights during 1995.

                Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         Mr. Smolyansky, the only person meeting the reporting requirements of
Item 402 of Regulation S-B, has not exercised any stock options during fiscal 1995.

        Long-Term Incentive Plans ("LTIP") - Awards in Last Fiscal Year

         Mr. Smolyansky, the only person meeting the reporting requirements of
Item 402 of Regulation S-B, has not received any awards pursuant to any LTIP during fiscal 1995.

EMPLOYMENT CONTRACTS

         On April 15, 1992, Michael Smolyansky executed a 5-year employment contract with the Company which will expire on April 14, 1997. The agreement provides for a base salary, payable in equal monthly installments, which may be increased, subject to approval of the Board of Directors, on a yearly basis in proportion to the Company's profitability. Additionally, under the agreement, Mr. Smolyansky is entitled to receive cash bonuses at the discretion of the Board of the Directors, subject to the Company being profitable.

         The employment agreement obligates the Company to pay Mr. Smolyansky's basic annual salary for the remaining term of the agreement from the date of the employee's termination regardless of whether such termination is based upon cause. Additionally, the employment agreement provides that (a) the Company shall furnish a suitable automobile for the employee's use and (b) the employee, for a period of two years after termination, agrees not to compete in a business substantially similar to that of the Company.

RESTRICTED STOCK PLAN

         The Company has adopted a Restricted Stock Plan which provides for the granting of stock options to employees, including salaried officers of the Company. The maximum aggregate amount of shares of the Company's Common Stock that may be made subject to stock options granted under the Restricted Stock Plan is 300,000. Options may be granted under the Restricted Stock Plan at exercise prices that are not less than the fair market value of the Common Stock at the time of the grant. The Restricted Stock Plan is administered by the Company's Board of Directors. Once the options are exercised, the terms of payment for the underlying shares of Common Stock may vary, as determined by the Board of Directors. As of May 13, 1996, no options have been granted under this Plan.

EMPLOYEE, CONSULTANTS AND SERVICE PROVIDERS BENEFIT PLAN

         On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with an employee benefit plan (the "Plan") covering 300,000 shares of its Common Stock.
Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and Directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of May 13, 1996, a total of 20,000 shares were issued under the Plan for public relations services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only class of securities, as of May 13, 1996 (except as indicated below) by: (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (b) each of the Company's Directors; (c) each of the Company's executive officers named in the Summary Compensation Table above; and (d) all current executive officers and Directors of the Company as a group.

                                    Amount and Nature
Name of Beneficial Owner              of Ownership             Percent of Class
                                         (1) (2)
- --------------------------------------------------------------------------------
Michael Smolyansky (3)(5)               2,567,750                    67.9
7625 N. Austin Ave.
Skokie, IL 60077

Rick D. Salm (5)                          1,500                       *
6945 N. Clark St.
Chicago, IL 60626

Pol Sikar (4)(5)                         11,400                       *
3907 Miller Drive
Glenview, IL 60025

Renzo Bernardi (5)                         800                        *
2919 N. Natoma
Chicago, IL 60634

Valeriy Nikolenko (5)                     2,900                       *
8917 Lamon Ave.
Skokie, IL 60077

All officers and Directors of           2,584,350                    68.4
the Company as a group (five
persons)

- ---------------
*  Represents less than one percent of the outstanding Common Stock.

         (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named.

         (2) Based upon 3,778,977 shares issued and outstanding as of May 13, 1996.

         (3) Mr. Smolyansky directly owns 2,538,320 Common Shares of the Company. 29,430 Common Shares are owned by his wife and therefore deemed to be beneficially owned by Mr. Smolyansky.

         (4) Mr. Sikar directly owns 10,900 Common Shares of the Company. 500 Common Shares are owned by his minor children and are therefore deemed to be beneficially owned by Mr. Sikar.

         (5) Director or officer. The majority of the Common Shares held by officers, Directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 under certain circumstances. The Board of Directors has adopted a Restricted Stock Plan under which certain employees may be granted up to 300,000 shares of the Common Stock of the Company. In addition, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with an employee benefit plan covering 300,000 shares of its Common Stock. Pursuant to the employee benefit plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants and employees, including officers and Directors, of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1994, the Company determined that it would not be able to implement its business plan for its subsidiary, Lifeway International, Inc. ("LII"). As a result, the Company conducted an exchange offer to the minority shareholders of LII, whereby each minority shareholder could alternatively exchange their shares for (i) restricted Common Shares in Lifeway Foods, Inc. ("LFI"); or (ii) receive a return of their original investment in cash plus interest on their investment paid in restricted Common Shares in LFI. On February 21, 1995, Mr. Michael Smolyansky, the Company's CEO, CFO, President, Treasurer and a Director, and his wife elected to exchange their shares of LII for the return of their original investment in cash aggregating $10,000 plus interest paid in an aggregate 800 restricted Common Shares in LFI. On March 25, 1995, Mr. Pol Sikar, a Director of the Company, elected to exchange his shares of LII for 4,400 restricted Common Shares in LFI. On January 10, 1995, Mr. Renzo Bernardi, a Director of the Company, elected to exchange his shares of LII for the return of his $10,000 investment in cash plus interest paid in 1,600 restricted Common Shares in LFI.

                                   PROPOSAL 2
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board has designated the firm of Gleeson, Sklar, Sawyers & Cumpata LLP, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors. Representatives of Gleeson, Sklar, Sawyers & Cumpata LLP, will be present at the meeting, will have an opportunity to make any statement they may desire to make, and will be available to answer appropriate questions from stockholders.

         On March 7, 1995, the Company filed a Form 8-K with the Securities and Exchange Commission ("SEC") to report a change in its independent accountants. The change in accountants was necessitated as a result of the peer review of Robert L. DeLorme, C.P.A., the Company's former certifying accountant, as required by the American Institute of Certified Public Accountants and the Division for CPA firms, when, on February 8, 1995, the SEC determined that the nature of the services Mr. DeLorme provided with respect to the Company during 1993 would be viewed as having impaired his audit independence with respect to the 1993 audit of the Company. Because the SEC did not recognize Mr. DeLorme's audit of the Company's 1993 financial statements as meeting the technical requirements of Rule 2.01 of Regulation S-X, the Company requested that Mr. DeLorme resign as its certifying accountant and take the appropriate steps to have his audit opinion with respect to the Company's 1993 financial statements withdrawn.

         On February 28, 1995, the Company accepted the resignation of Robert
L. DeLorme, C.P.A., as its certifying accountant. The accountants' reports for either of the past two years, prepared by Robert L. DeLorme, C.P.A., did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The Company engaged the firm of Gleeson, Sklar, Sawyers & Cumpata LLP, Certified Public Accountants, to re-audit the Company's 1993 financial statements and also to audit the Company's 1994 financial statements. The replacement of Robert L. DeLorme, C.P.A., was approved by majority of the Board of Directors of the Company on February 28, 1995, also constituting the management of the Company, as the Company has no audit committee. The Company had no prior consultation with the newly engaged accountants regarding the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered, or any matter that was the subject of any disagreement or a reportable event.

         During the Company's two most recent fiscal years and the subsequent interim periods preceding the replacement of Robert L. DeLorme, C.P.A., there were no disagreements with the Mr. DeLorme on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. DeLorme did not advise Company that the internal controls necessary for the Company to develop reliable financial statements did not exist; and he did not advise the Company as to any information that would lead him to believe that he could no longer rely on management's representations, or that made him unwilling to be associated with the financial statements prepared by management. Furthermore, Mr. DeLorme did not advise the Company of any necessity to expand significantly the scope of the audit or that information had come to his attention during the time period covered by the requirements of
Item 304 of Regulation S-X, that, if further investigated, might have: (i) materially impacted the fairness or reliability of either of the previously issued audit reports, or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that might have prevented them from rendering an unqualified audit report on those financial statements); or (ii) have caused him to be unwilling to rely on management's representation or be associated with the Company's financial statements; and (iii) due to his replacement, or for any reason, he did not so expand the scope of its audit, or conduct such further investigation. It should be noted that, although the Company requested that Mr. DeLorme withdraw his audit opinion with respect to its 1993 financial statements, the Company does not view such request as being a result of any disagreement with its former accountant. All issues resulting from Mr. DeLorme's replacement for the reasons set forth herein were resolved to his satisfaction by the subsequent actions of the Company.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GLEESON, SKLAR, SAWYERS & CUMPATA LLP, AS AUDITORS.

                                 OTHER MATTERS

         The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.


                             STOCKHOLDER PROPOSALS

         Any proposal that a stockholder may desire to present to the Company's 1997 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company on or before January 1, 1997, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ MICHAEL SMOLYANSKY
                                              MICHAEL SMOLYANSKY
                                              Chairman of the Board

May 24, 1996

PROXY                         LIFEWAY FOODS, INC.                          PROXY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
          TO BE HELD AT THE HOLIDAY INN NORTH SHORE, SKOKIE, ILLINOIS,
               SATURDAY, JUNE 15, 1996, AT 11:00 A.M. LOCAL TIME

The undersigned hereby appoints Michael Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.  Election of Directors:
Nominees:   Michael Smolyansky     Pol Sikar     Rick D. Salm     Renzo Bernardi

      [ ]  FOR                 [ ]  WITHHELD   For, except vote withheld from
                                               the following nominees:

    ____________________________________________________________________________

2. Ratification of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors:

                 [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

3.  Other Matters:

    In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.
                                        THIS PROXY WHEN PROPERLY EXECUTED WILL
                                        BE VOTED IN THE MANNER DIRECTED HEREIN
                                        BY THE UNDERSIGNED SHAREHOLDER.

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE____________________________________ DATED:___________

________________________________   ____________________________
   SIGNATURE IF JOINTLY OWNED             PRINT NAME

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.